                                                                   EXHIBIT 24


                       Powers of Attorney for Directors
                         for Form 10-K Annual Reports

 	Each undersigned director of Greif Bros. Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them (with full power to each of them to act alone), and his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in his or her capacity as a director of the Company, to execute the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 for the Company's fiscal year ended October 31, 1997, for each fiscal year thereafter, and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned directors might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

 	Each undersigned director of the Company has executed and delivered this Power of Attorney on the date set forth opposite such director's signature.

Signature of Director                          	Execution Date


/s/ Michael J. Gasser                           December 4, 1997
Michael J. Gasser


/s/ Charles R. Chandler                         December 4, 1997
Charles R. Chandler


/s/ Michael H. Dempsey                          December 4, 1997
Michael H. Dempsey


/s/ Naomi C. Dempsey                            December 4, 1997
Naomi C. Dempsey



[Signatures continued on the next page]

                                                       EXHIBIT 24 (concluded)


/s/ Daniel J. Gunsett                           December 4, 1997
Daniel J. Gunsett


/s/ Allan Hull                                  December 4, 1997
Allan Hull


/s/ Robert C. Macauley                          December 4, 1997
Robert C. Macauley


/s/ David J. Olderman                           December 4, 1997
David J. Olderman


/s/ William B. Sparks, Jr.                     	December 4, 1997
William B. Sparks, Jr.


/s/ J Maurice Struchen                          December 4, 1997
J Maurice Struchen